SERVICES AGREEMENT
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                    AGREEMENT made as of the 1st day of March, 1998, by and
          between COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "Company") (formerly Warner Insurance Services, Inc., a Delaware corporation), having its principal office at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410 and TURNBURY ASSOCIATES, Box 427,
          1272 Turnbury Lane, Gywnedd, Pennsylvania 19436 (the
          "Consultant").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    WHEREAS, the Consultant has been furnishing the services of Brian Magowan ("Magowan") to the Company and Magowan has been serving as Chief Executive Officer of the Company, and the Company and the Consultant wish to continue this arrangement pursuant to the terms hereof.

                    NOW, THEREFORE, in consideration of the
          representations, warranties and mutual covenants set forth herein, the parties agree as follows:

                    1.   Services.  The Company, effective as of January 1,
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          1998, hereby agrees to continue to retain the Consultant to provide the services of Magowan as Chief Executive Officer of the Company and the Consultant hereby accepts such retention, all upon and subject to the terms and conditions hereinafter set forth.

                    2.   Term.  The term of retention under this Agreement
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          (the "Services Agreement") shall commence as of January 1, 1998 and shall continue in full force and effect until December 31, 1998 (the "Retention Term"), subject to earlier termination as described in Section 7 herein.

                    3.   Duties.
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                    The Consultant will provide Magowan to perform the
          duties as Chief Executive Officer of the Company and such other duties and services of those offices or positions or of such other office or position as may be assigned to him from time to time by the Board of Directors of the Company. In addition, the Consultant will furnish to the Company the services of Magowan to hold, without additional compensation therefor, the position of Chairman of the Board of Directors of the Company and such other offices and directorships in the Company or any parent or subsidiary of the Company to which, from time to time, he may be appointed or elected.

                    4.   Fees
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                    (a)  (i)  Fees.  In consideration of the services to be
                              ----
          furnished by the Consultant hereunder, including, without limitation, any services rendered by Magowan as an officer or director of the Company or any parent, subsidiary or affiliate of the Company, the Company agrees to pay to the Consultant, and the Consultant agrees to accept as a retention fee, an annual fee of $150,000.00 (the "Fee"), payable in equal monthly installments, retroactive to January 1, 1998. The Company, by action of the Board of Directors may, in its sole discretion, increase the Fee at any time.

                        (ii)  Bonus.  In addition to the payment of the
                              -----
          Fee, as provided for hereunder, the Company shall pay the Consultant a bonus based upon the financial results of the Company, such bonus to be paid on the conditions hereinafter set forth:

                              A.   $50,000 upon the Company achieving 1998
          earnings before income taxes ("EBIT") of at least $.04 per share so long as the Company has reported a positive net income for each three-month period ending on March 31, June 30, and September 30, 1998. The determination as to whether the Company achieves EBIT of $.04 per share shall be made in accordance with generally accepted accounting principles consistently applied (except that any income or loss attributable to the repurchase of the Care Software rights shall be excluded for purposes of such calculation) and shall be based upon the audited financial statements to be filed by the Company in its Form 10-K Annual Report with the Securities and Exchange Commission and such bonus, if any, shall be paid no later than 10 days from the date of such filing; and

                              B.   an additional bonus (the "Super Bonus")
          paid pursuant to the terms of a plan to be prepared by Magowan and agreed to by the Board of Directors of the Company and submitted to the Board of Directors of the Company for consideration and agreement, as evidenced by a Board resolution (the "Super Bonus Plan"). The Super Bonus Plan shall be determined by Magowan and the participants in the Super Bonus Plan shall be limited to the Chief Executive Officer (Magowan), the President (Peter Lynch) and the Chief Technology Officer (Dalia Ophir) and the Super Bonus shall be distributed 60% to the Chief Executive Officer (Magowan), 20% to the President (Lynch) and 20% to the Chief Technology Officer (Ophir). The bonus pool to be distributed under the Super Bonus Plan shall be equal to 20% of the Company's 1998 EBIT in excess of $2,000,000, provided the Company's 1998 revenue exceeds $18.453 million (which, pursuant to the Super Bonus Plan, $2,000,000 shall be calculated after the deduction of a $6,000 bonus per each employee of the Company who is not eligible for the Super Bonus for fiscal year ended December 31, 1998). The determination as to whether the Company achieves EBIT above $2,000,000 and revenue above $18.453 million shall be made in accordance with generally accepted accounting principles consistently applied (except that any income or loss attributable to the repurchase of the Care Software rights by Care shall be excluded for purposes of such calculation) and shall be based upon the audited financial statements to be filed by the Company in its Form 10-K Annual Report with the Securities and Exchange Commission and such Super Bonus, if any, shall be paid no later than 10 days from the date of such filing.

                    (b)  Reimbursement of Expenses.  The Consultant shall
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          be reimbursed for all reasonable and necessary expenses incurred by the Consultant and/or Magowan in performing services hereunder, provided such expenses are adequately documented in accordance with the Company's policies.

                    (c)  Indemnification.  To the extent and under the
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          conditions provided in the Company's bylaws, the Consultant and
          Magowan shall be indemnified by the Company for judgments, costs, and expenses for acts performed hereunder and as an officer and employee of the Company (subject to Delaware law).

                    5.   Termination for Cause.
                         ---------------------

                    (a) Notwithstanding anything to the contrary in this Services Agreement, the Company, upon written notice to the Consultant, may terminate this Services Agreement for Cause, which, for purposes of this Services Agreement, shall be defined to mean (i) the continued and repeated failure or refusal by the Consultant or its employees to perform specific written directives of the Board of Directors of the Company, (ii) embezzlement or any offense involving misuse or misappropriation of money or other property of the Company, (iii) indictment for a crime, (iv) any act of dishonesty, disloyalty or other conduct that is materially injurious to the Company, or (v) material breach by the Consultant of any of the terms of this Services Agreement other than those contained in this Section 5.

                    (b) In the event the Consultant hereunder is terminated by the Company pursuant to subsection (a) of this
          Section 5 during the Retention Term, the Company shall pay to the Consultant a pro rata monthly fee through the date of its termination, and the Consultant shall not be entitled to any bonus with respect to such year of termination.

                    6.   Change in Control.
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                    (a)  A "Change in Control" of the Company shall be
          deemed to have occurred if (i) any person (including any individual, firm, partnership or other entity other than Software Investments Limited, Care Corporation Limited, the CIGNA Companies and The Robert Plan Corporation) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding common stock, $.01 par value; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iii) the stockholders or the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                    (b) If, at any time during the Retention Term, there occurs a Change in Control of the Company, (i) the Consultant shall cause Magowan to resign from his positions as Chief Executive Officer, Chairman of the Board of Directors and a director of the Company, and (ii) all outstanding stock options held by Magowan upon a Change in Control shall automatically vest in full, and such options may be exercised by Magowan in accordance with the terms of the non-qualified stock option agreement between Magowan and the Company dated as of April 29, 1997.

                    7.   Severance Compensation.
                         ----------------------

                    (a) In the event the services of the Consultant are terminated by the Company prior to the expiration of the Retention Term for any reason other than for Cause, and so long as the Company has reported a positive net income for each three month period ending on March 31, June 30 or September 30 of 1998 (each period hereinafter referred to as a "1998 Fiscal Quarter") in the Company's quarterly financial statements for such 1998 Fiscal Quarter, in the respective amounts projected in the Company's 1998 business plan, dated February 20, 1998 (and any amendments thereto as presented by Magowan and agreed to by the Board of Directors of the Company, as evidenced by a Board resolution) (the "Income Statement"), such net income to be determined in accordance with generally accepted accounting principles consistently applied, (i) the Company shall pay to the Consultant as severance fees an amount equal to three times the monthly fee, (ii) the Company shall pay to the Consultant a pro rata share of the bonuses through the date of termination payable as and when finally calculated and (iii) all outstanding stock options held by Magowan shall automatically vest in full, and such options may be exercised by Magowan in accordance with the terms of the non-qualified stock option agreement between Magowan and the Company dated as of April 29, 1997.

                    (b) In the event the Consultant's services hereunder are terminated by the Company prior to the expiration of the Retention Term for any reason and the Consultant does not qualify for severance fees under the provisions of subsection (a) of this
          Section 7, the Company shall pay to the Consultant as severance fees an amount equal to one (1) times the monthly fee and no bonus shall be payable.

                    8.   Non-Disclosure of Confidential Information.
                         ------------------------------------------

                    (a) The Consultant represents that it has been informed that it is the policy of the Company to maintain as secret and confidential all information relating to (i) the products, processes and/or business concepts used by the Company and (ii) the customers and employees of the Company ("Confidential Information"), and the Consultant further acknowledges that such Confidential Information is of great value to the Company and is the property of the Company. The parties recognize that the services to be performed by the Consultant are special and unique, and that by reason of its engagement by the Company, he will acquire Confidential Information as aforesaid. The parties confirm that to protect the Company's goodwill, it is reasonably necessary that the Consultant agree, and accordingly the Consultant does hereby agree, that it will not directly or indirectly (except where authorized by the Board of Directors of the Company for the benefit of the Company):

                    at any time during his its engagement hereunder or after it ceases to be engaged by the Company, divulge to any persons, firms or corporations other than the Company (hereinafter referred to collectively as "Third Parties"), or use, or cause to authorize any Third Parties to use, any such Confidential Information, or any other information regarded as confidential and valuable by the Company which it knows or should know is regarded as confidential and valuable by the Company (whether or not any of the foregoing information is actually novel or unique or is actually known to others).

                    (b) The Consultant agrees that any breach or threatened breach or alleged breach or alleged threatened breach by it of any provision of this Section 8 shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach or alleged breach or alleged threatened breach. The parties understand and intend that each restriction agreed to by the Consultant hereinabove shall be construed as separable and divisible from every other restriction, and that the unenforceability, in whole or in part, of any other restriction, will not effect the enforceability of the remaining restrictions and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. No waiver of any one breach of the restrictions contained in this Section 8 shall be deemed a waiver of any future breach.

                    (c) The Consultant hereby acknowledges that it is fully cognizant of the restrictions put upon it by this Section 8, and that the provisions of this Section 8 shall survive the termination of this Services Agreement and its engagement with the Company.

                    (d) Where disclosure of the Confidential Information is required by (1) law, or by a court of competent jurisdiction, or by an order or directive having the force of law, (2) a request for production, including, but not limited to, discovery of documents, issued pursuant to criminal, civil or administrative proceedings, provided always that the receiving party is advised by outside counsel with respect to its obligation to comply with any such request for production, or (3) a governmental or regulatory authority the disclosing party shall
          (x) use all reasonable endeavors to ensure that the entity or person to which/whom such Confidential Information is disclosed is informed of its confidential nature and that it should not be disclosed or made available to Third Parties, and (y) any such disclosure shall be made only to the extent ordered or requested. The party receiving any such request for disclosure acknowledges and agrees that upon receipt of any such order or request for disclosure it shall promptly notify the other party of such order or request so that the other party may have the opportunity to intervene in response to any such order or request.

                    (e) The provisions of this Section 8 shall not apply to any Confidential Information which:

                         (i) is in or enters the public domain other than by breach of this Section 8;

                        (ii)  is rightfully in the possession of the
          Consultant without restriction in relation to disclosure before the date of receipt from the Company;

                       (iii) is independently developed by the Consultant without reference or access to the Confidential Information;

                        (iv)  is authorized for release by the prior
          written consent of the Company; or

                         (v) is obtained by the Consultant from a Third Party who is lawfully entitled to disclose such Confidential Information.

                    9.   Notices.  All notices, requests, demands or other
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          communications hereunder shall be deemed to have been given if delivered in writing personally or by certified mail to each party at the address set forth below, or at such other address as each party may designate in writing to the other:

                         If to the Company:

                              Cover-All Technologies Inc.
                              18-01 Pollitt Drive
                              Fair Lawn, New Jersey 07410
                              Attention: Chief Executive Officer

                         with a copy to:

                              Reid & Priest
                              40 West 57th Street
                              New York, New York 10019
                              Attention: Leonard Gubar, Esq.

                         If to the Consultant:

                              Turnbury Associates
                              Box 427, 1272 Turnbury Lane
                              Gywnedd, Pennsylvania 19436

                    10.  Entire Agreement.  This Services Agreement and the
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          Exhibits annexed hereto contain the entire understanding of the parties with respect to the subject matter hereof, supersedes any prior agreement between the parties, and may not be changed or terminated orally. No change, termination or attempted waiver of any of the provisions hereof or thereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced. No provision hereof shall be construed against a party because that provision or any other provision was drafted by or at the direction of such party.

                    11.  Successors and Assigns.  This Services Agreement
                         ----------------------
          shall be binding upon and shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto.

                    12.  Severability.  In the event that any one or more
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          of the provisions of this Services Agreement shall be declared to be illegal or unenforceable under any law, rule or regulation of any government having jurisdiction over the parties hereto, such illegality or unenforceability shall not affect the validity and enforceability of the other provisions of this Services
          Agreement.

                    13.  Counterparts.  This Services Agreement may be
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          executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    14.  Governing Law.  All matters concerning the
                         -------------
          validity and interpretation of and performance under this Services Agreement shall be governed by the laws of the state of New York, whose courts or the federal courts located in the Southern District of New York shall have exclusive jurisdiction over the parties to which they consent.

                    IN WITNESS WHEREOF, the parties hereto have executed this Services Agreement as of the date first above written.

                                        COVER-ALL TECHNOLOGIES INC.



                                        By: /s/ Peter C. Lynch
                                           --------------------------------
                                             Name: Peter C. Lynch
                                             Title: President


                                        TURNBURY ASSOCIATES



                                        By: /s/ Brian Magowan
                                           --------------------------------